UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 12, 2007
                Date of Report (date of Earliest Event Reported)

                         Teletouch Communications, Inc.
               (Exact Name of Company as Specified in its Charter)

               DELAWARE                     001-13436              75-2556090
    (State or Other Jurisdiction of   (Commission File No.)     (I.R.S. Employer
    Incorporation or Organization)                           Identification No.)

                  5718 Airport Freeway, Fort Worth, Texas 76117
              (Address of principal executive offices and zip code)

                                 (800) 232-3888
                (Company's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Section 3 - Securities and Trading Markets

         Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

         On January 12, 2007, the Board of Directors (the "Board") of Teletouch Communications, Inc. (the "Company"), approved transfer of the listing of the Company's securities from the American Stock Exchange to the Pink Sheets. The foregoing action by the Board was taken following the delisting determination by the AMEX Panel issued on January 9, 2007, following the January 4, 2007 oral hearing at which the Company's management presented its plan of compliance with the previously disclosed continued listing deficiencies. Beginning on January 17, 2007, the Company's securities will be quoted on the Pink Sheets under symbol "TLLE.PK".

Section 8 - Other Events

         Item 8.01         Other Events

         On January 17, 2007, the Company issued its press release announcing the foregoing, a copy of which press release is attached hereto as an exhibit.

Section 9 - Financial Statements and Exhibits

         Item 9.           Financial Statements and Exhibits

                  (c)      Exhibits

                  99.1     Press Release dated January 17, 2007.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 17, 2007            By: /s/  Thomas A. Hyde, Jr.
                                           -----------------------------------
                                           Name:  Thomas A. Hyde, Jr.
                                           Title: President and Chief Operating
                                                  Officer